Exhibit 99.1

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

Smith & Wesson Brands, Inc. Reports

First Quarter Fiscal 2021 Financial Results

- Record Quarterly Revenue of $230 million

- Zero Net Debt at Quarter End

- Initiating Regular, Quarterly Cash Dividend of $0.05 per Share

SPRINGFIELD, Mass., September 3, 2020 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the first quarter fiscal 2021, ended July 31, 2020. The financial results for the period are reported in two segments: Firearms and Outdoor Products & Accessories. On August 24, 2020, the company announced that it had completed the previously announced spin-off of its Outdoor Products & Accessories segment. Therefore, first quarter fiscal 2021 represents the final period in which the Smith & Wesson Brands, Inc. financial results will include the financial results of the Outdoor Products & Accessories segment.

First Quarter Fiscal 2021 Consolidated Financial Highlights

•

Quarterly net sales were $278.0 million compared with $123.7 million for the first quarter last year, an increase of 124.8%. Firearms segment gross sales were $229.9 million, which included $1.0 million of inter-segment revenue, an increase of $134.4 million, or 140.9%, over the comparable quarter last year. Outdoor Products & Accessories segment gross sales were $50.6 million, which included $1.5 million of inter-segment revenue, an increase of $17.4 million, or 52.3%, over the comparable quarter last year.

•	Gross margin for the quarter was 42.0% compared with 38.7% for the comparable quarter last year.

•	Quarterly GAAP net income was $48.4 million, or $0.86 per diluted share, compared with a GAAP net loss of $(2.1) million, or $(0.04) per diluted share, for the comparable quarter last year.

•

Quarterly non-GAAP net income was $54.9 million, or $0.97 per diluted share, compared with $1.7 million, or $0.03 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for net income exclude costs related to the spin-off of the Outdoor Products & Accessories segment, COVID-19 related expenses, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $84.2 million, or 30.3% of net sales, compared with $17.5 million, or 14.1% of net sales, for the comparable quarter last year.

Mark Smith, President and Chief Executive Officer, commented, “Today, I am pleased to report record-breaking first quarter financial results for Smith & Wesson Brands, Inc. These results could not have been possible without our dedicated employees, who not only worked diligently to manufacture and fulfill the strong flow of customer orders with a broad assortment of our highly sought-after firearms, but did so with a heightened commitment to the health and safety protocols that our operations management team put in place at the start of the pandemic. Our record revenue and unit sales during the quarter demonstrates our ability to rapidly respond to increased demand through our flexible manufacturing model and our state-of-the-art distribution facility, delivering outstanding products that resonate with the firearms consumer.”

Smith continued, “With the successful spin-off of our Outdoor Products & Accessories segment last week, we have now returned to our heritage as a pure-play firearms company, with a focus on organic growth and returning excess capital to our stockholders. As such, our Board of Directors has authorized the company to declare a regular, quarterly cash dividend of $0.05 per share. Our first quarterly dividend will be payable on October 1, 2020 to shareholders of record as of the market close on September 17, 2020.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “Our strong financial performance enabled us to generate operating cash flow of $83.5 million during the quarter, which, combined with our cash on hand, allowed us to pay down $135.0 million on our revolving line of credit and end the quarter with zero net debt. After the end of the first quarter, as part of the spin-off process, we restructured our credit facility for a new, five-year term that enables us to maintain an unsecured $100 million line of credit for the foreseeable future.”

Conference Call and Webcast

The company will host a conference call and webcast today, September 3, 2020, to discuss its first quarter fiscal 2021 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana L. McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference identification number 7047608. No RSVP is necessary. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) transition costs, (iii) recall related expenses, (iv) the tax effect of non-GAAP adjustments, (v) COVID-19 expenses, (vi) net cash used in investing activities, (vii) interest expense, (viii) income tax expense, (ix) depreciation and amortization, and (x) stock-based compensation expenses; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson®, M&P®, Thompson/Center Arms™, and Gemtech® brands. The company also provides manufacturing services including forging, machining, and precision plastic injection molding services. For more information call (844) 363-5386 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our intent to pay a regular, quarterly cash dividend. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; the impact of protectionist tariffs and trade wars; speculation surrounding fears of terrorism and crime; our anticipated growth and growth opportunities; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; our penetration rates in new and existing markets; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to introduce new products; the success of new products; our ability to expand our markets; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2020.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	July 31, 2020	April 30, 2020
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$65,271	$125,398
Accounts receivable, net of allowances for credit losses of $1,411 on July 31, 2020 and $1,438 on April 30, 2020	101,358	93,433
Inventories	149,567	164,191
Prepaid expenses and other current assets	11,015	8,838
Income tax receivable	656	1,595

Total current assets	327,867	393,455

Property, plant, and equipment, net	156,785	157,417
Intangibles, net	69,842	73,754
Goodwill	83,605	83,605
Deferred income taxes	2,396	2,396
Other assets	17,674	18,334

	$658,169	$728,961

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$53,829	$39,196
Accrued expenses and deferred revenue	49,987	64,602
Accrued payroll and incentives	13,241	14,623
Accrued income taxes	18,905	5,503
Accrued profit sharing	5,877	2,414
Accrued warranty	3,462	3,633

Total current liabilities	145,301	129,971
Notes and loans payable, net of current portion	24,311	159,171
Finance lease payable, net of current portion	39,610	39,873
Other non-current liabilities	11,882	12,828

Total liabilities	221,104	341,843

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 73,864,745 issued and 55,697,883 shares outstanding on July 31, 2020 and 72,526,790 shares issued and 55,359,928 shares outstanding on April 30, 2020	74	74
Additional paid-in capital	269,192	267,630
Retained earnings	390,101	341,716
Accumulated other comprehensive income	73	73
Treasury stock, at cost (18,166,862 shares on July 31, 2020 and April 30, 2020)	(222,375)	(222,375)

Total stockholders’ equity	437,065	387,118

	$658,169	$728,961

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME/(LOSS)

(Unaudited)

	For the Three Months Ended
	July 31, 2020	July 31, 2019
	(In thousands, except per share data)
Net sales	$277,965	$123,665
Cost of sales	161,199	75,811

Gross profit	116,766	47,854

Operating expenses:
Research and development	2,965	3,229
Selling, marketing, and distribution	19,269	16,773
General and administrative	29,080	26,709

Total operating expenses	51,314	46,711

Operating income	65,452	1,143

Other income/(expense), net:
Other income/(expense), net	151	5
Interest expense, net	(1,316)	(2,627)

Total other (expense)/income, net	(1,165)	(2,622)

Income/(loss) from operations before income taxes	64,287	(1,479)
Income tax expense	15,902	629

Net income/(loss)	$48,385	$(2,108)
Net income/(loss) per share:
Basic	$0.87	$(0.04)

Diluted	$0.86	$(0.04)

Weighted average number of common shares outstanding:
Basic	55,494	54,783
Diluted	56,277	54,783

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Three Months Ended
	July 31, 2020	July 31, 2019
	(In thousands)
Cash flows from operating activities:
Net income/(loss)	$48,385	$(2,108)
Adjustments to reconcile net income/(loss) to net cash provided by/(used in) operating activities:
Depreciation and amortization	12,888	14,346
Loss/(gain) on sale/disposition of assets	3	—
Provision for losses on notes and accounts receivable	136	634
Stock-based compensation expense	1,041	1,588
Changes in operating assets and liabilities:
Accounts receivable	(6,811)	14,031
Inventories	14,624	(31,678)
Prepaid expenses and other current assets	(2,177)	(2,822)
Income taxes	14,341	397
Accounts payable	14,061	(6,015)
Accrued payroll and incentives	(1,382)	(10,875)
Accrued profit sharing	3,463	686
Accrued expenses and deferred revenue	(14,640)	(6,675)
Accrued warranty	(171)	(612)
Other assets	660	428
Other non-current liabilities	(946)	(463)

Net cash provided by/(used in) operating activities	83,475	(29,138)

Cash flows from investing activities:
Payments to acquire patents and software	(292)	(123)
Payments to acquire property and equipment	(7,343)	(3,695)

Net cash used in investing activities	(7,635)	(3,818)

Cash flows from financing activities:
Proceeds from loans and notes payable	—	25,000
Payments on finance lease obligation	(238)	(214)
Payments on notes and loans payable	(135,000)	(1,575)
Proceeds from exercise of options to acquire common stock	268	—
Payment of employee withholding tax related to restricted stock units	(997)	(538)

Net cash (used in)/provided by financing activities	(135,967)	22,673

Net decrease in cash and cash equivalents	(60,127)	(10,283)
Cash and cash equivalents, beginning of period	125,398	41,015

Cash and cash equivalents, end of period	$65,271	$30,732

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$1,556	$1,690
Income taxes	$1,689	$235

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended
	July 31, 2020		July 31, 2019
	$	% of Sales	$	% of Sales
GAAP gross profit	$116,766	42.0%	$47,854	38.7%
Diode recall	—	—	(589)	-0.5%
COVID-19	1,109	0.4%	—	—
Transition costs	—	—	620	0.5%

Non-GAAP gross profit	$117,875	42.4%	$47,885	38.7%

GAAP operating expenses	$51,314	18.5%	$46,711	37.8%
Amortization of acquired intangible assets	(4,094)	-1.5%	(4,770)	-3.9%
Transition costs	(3,595)	-1.3%	(466)	-0.4%
COVID-19	(67)	0.0%	—	—

Non-GAAP operating expenses	$43,558	15.7%	$41,475	33.5%

GAAP operating income	$65,452	23.5%	$1,143	0.9%
Diode recall	—	—	(589)	-0.5%
Amortization of acquired intangible assets	4,094	1.5%	4,770	3.9%
Transition costs	3,595	1.3%	1,086	0.9%
COVID-19	1,176	0.4%	—	—

Non-GAAP operating income	$74,317	26.7%	$6,410	5.2%

GAAP net income/(loss)	$48,385	17.4%	$(2,108)	-1.7%
Amortization of acquired intangible assets	4,094	1.5%	4,770	3.9%
Diode recall	—	—	(589)	-0.5%
Transition costs	3,595	1.3%	1,086	0.9%
COVID-19	1,176	0.4%	—	—
Tax effect of non-GAAP adjustments	(2,394)	-0.9%	(1,422)	-1.1%

Non-GAAP net income	$54,856	19.7%	$1,737	1.4%

GAAP net income/(loss) per share - diluted	$0.86		$(0.04)
Amortization of acquired intangible assets	0.07		0.09
Diode recall	—		(0.01)
Transition costs	0.06		0.02
COVID-19	0.02		—
Tax effect of non-GAAP adjustments	(0.04)		(0.03)

Non-GAAP net income per share - diluted	$0.97		$0.03

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended
	July 31, 2020	July 31, 2019
Net cash provided by/(used in) operating activities	$83,475	$(29,138)
Net cash used in investing activities	(7,635)	(3,818)

Free cash flow	$75,840	$(32,956)

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME/(LOSS) TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended
	July 31, 2020	July 31, 2019
GAAP net income/(loss)	$48,385	$(2,108)
Interest expense	1,357	2,763
Income tax expense	15,902	629
Depreciation and amortization	12,748	14,092
Stock-based compensation expense	1,041	1,588
COVID-19	1,176	—
Transition costs	3,595	1,086
Diode recall	—	(589)

Non-GAAP Adjusted EBITDAS	$84,204	$17,461